SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 2, 2017

COHERENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33962	94-1622541
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

5100 Patrick Henry Drive

Santa Clara, CA 95054

(Address of principal executive offices)

(408) 764-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.                               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 2, 2017, the stockholders of Coherent, Inc. (the “Company”) approved the Company’s 2011 Equity Incentive Plan (the “Plan”).  A description of the terms of the Plan is incorporated by reference herein to “Proposal Five— Approval of 2011 Equity Incentive Plan” contained in the Company’s proxy statement on Schedule 14A, as amended, filed with the Securities and Exchange Commission on February 8, 2017.

ITEM 5.07.                               Submission of Matters to a Vote of Securityholders

On March 2, 2017, the Company held its 2017 Annual Meeting of Stockholders.  Present at the annual meeting in person or by proxy were holders of 23,180,935 shares of common stock, or approximately 94.4% of the total shares entitled to vote at the meeting. The voting results for each of the proposals considered at the annual meeting are provided below.

Proposal One

The stockholders elected each of the nominees listed below to serve on the Company’s Board of Directors.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
John R. Ambroseo	21,429,443	298,391	12,223	1,440,878
Jay T. Flatley	21,556,626	167,595	15,836	1,440,878
Susan M. James	21,713,401	13,015	13,641	1,440,878
L. William Krause	21,553,572	169,510	16,975	1,440,878
Garry W. Rogerson	21,377,734	345,446	16,877	1,440,878
Steve Skaggs	21,716,637	6,583	16,837	1,440,878
Sandeep Vij	21,214,923	511,475	13,659	1,440,878

Proposal Two

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2017.

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,725,855	442,452	12,628	—

Proposal Three

The stockholders voted to approve, on a non-binding, advisory basis, the Company’s executive officer compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,084,153	171,305	484,599	1,440,878

Proposal Four

The stockholders cast their vote with respect to the advisory vote on the frequency with which stockholders will vote on the Company’s executive officer compensation as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
17,799,015	76,025	3,188,413	676,603	—

A majority of the votes cast were voted for holding future advisory votes on executive compensation on an annual basis.  Based on these results, the Company will include an advisory vote on named executive officer compensation in its proxy statement for each annual meeting of stockholders until the next advisory vote taken on the frequency of advisory votes on named executive officer compensation.

Proposal Five

The stockholders approved the 2011 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,301,742	860,932	577,383	1,440,878

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHERENT, INC.
Date: March 8, 2017
	By:	/s/ Bret M. DiMarco
Bret M. DiMarco
Executive Vice President and
General Counsel